UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 7, 2026

V2X, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Indiana

(State or Other Jurisdiction of Incorporation)

001-36341	38-3924636
(Commission	(IRS Employer
File Number)	Identification No.)

2100 Reston Parkway, Suite 300

Reston, VA 20191

(Address of Principal Executive Offices) (Zip Code)

(571) 481-2000

(Registrant's Telephone Number, Including Area Code)

Securities Registered Under Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.01 Per Share	VVX	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the 2026 Annual Meeting of Shareholders (the “2026 Annual Meeting”) of V2X, Inc. (the “Company”) held on May 7, 2026, the term of Steven L. Waechter, age 76, as a Class III director of the Board of Directors of the Company (the “Board”) ended. Mr. Waechter was not renominated to the Board in accordance with the Company’s Corporate Governance Principles, which require our Board members to be 75 years old or younger at the time of the shareholder meeting at which the individual would be nominated to serve. Mr. Waechter’s departure was not a result of any disagreement with the Company on any matter relating to its operations, policies or practices.

Mr. Waechter, who had served as a member of the Compensation and Human Capital (“Compensation”) and Nominating and Governance (“NG”) committees of the Board, will be replaced by Gerard A. Fasano on the Compensation committee and Nicole B. Theophilus on the NG committee, each effective on May 8, 2026. In connection with the end of Mr. Waechter’s term as a director on the Board, the size of the Board was reduced from ten members to nine members, with the elimination of one Class III director position.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The results of voting at the 2026 Annual Meeting on each of the matters submitted to a vote of the Company’s shareholders are set forth below.

1. Election of each of the persons named below as Class III Directors for terms of three years to expire at the 2029 Annual Meeting of Shareholders, or until their successors are elected and qualified, by the following vote:

Class III Directors	For	Against	Abstain	Broker Non-Votes
Melvin F. Parker	26,771,119	1,255,126	6,539	1,431,946
Ross S. Niebergall	27,563,152	463,991	5,641	1,431,946
Jeremy C. Wensinger	27,369,904	656,217	6,663	1,431,946

2. Ratification of the appointment of RSM US LLP as the Company’s independent registered public accounting firm for fiscal year 2026 was approved by the following vote:

For	Against	Abstain
29,441,872	14,187	8,671

3. Approval, on an advisory basis, of the compensation of the Company’s named executive officers in fiscal year 2025 by the following vote:

For	Against	Abstain	Broker Non-Votes
27,646,063	239,644	147,077	1,431,946

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 7, 2026	V2X, INC.

	By:	/s/ Sarita B. Malakar
Sarita B. Malakar
Corporate Secretary